TECHNE CORPORATION AND SUBISIDARIES
                      (in thousands of $'s, except per share data)

                                                       Increase (Decrease)
                                       Fiscal 2004       From FY 2003
                                    -----------------  ------------------
                                     First   Percent        First
                                    Quarter  Of Sales      Quarter
                                    -------  --------      -------
Sales                                 37,993    100%         3,445
Cost of sales                          8,663     23%           (27)
                                      ------    ----         -----
Gross margin                          29,330     77%         3,472

Gross margin percentage                77.2%

SG&A expense                           5,083     13%           132
R&D expense                            4,963     13%           130
Amortization expense                     400      1%           (84)
Interest expense                         175     --           (148)
Interest income                         (726)    (2%)           64
Other non-operating exp., net             78     --            (72)
                                      ------    ----        ------
                                       9,973     26%            22
                                      ------    ----        ------
Earnings before income taxes          19,357     51%         3,450
Income taxes                           6,785     18%         1,323
                                      ------    ----        ------
                                      12,572     33%         2,127

Diluted earnings per share              0.30
Weighted average diluted
  shares outstanding                  41,600



                                   HEMATOLOGY DIVISION
                                  (in thousands of $'s)

                                                       Increase (Decrease)
                                       Fiscal 2004       From FY 2003
                                    -----------------  ------------------
                                     First   Percent        First
                                    Quarter  Of Sales      Quarter
                                    -------  --------      -------
Sales                                 4,281    100%           507
Cost of sales                         2,346     55%           209
                                     ------    ----         -----
Gross margin                          1,935     45%           298

Gross margin percentage               45.2%

SG&A expense                            391      9%            (9)
R&D expense                             191      4%            18
Interest income                         (77)    (2%)           24
                                     ------    ----         -----
                                        505     12%            33
                                     ------    ----         -----
Pretax result                         1,430     33%           265
                                     ======    ====         =====


                               BIOTECHNOLOGY DIVISION
                               (in thousands of $'s)

                                                       Increase (Decrease)
                                       Fiscal 2004       From FY 2003
                                    -----------------  ------------------
                                     First   Percent        First
                                    Quarter  Of Sales      Quarter
                                    -------  --------      -------
Sales                                28,653    100%          2,016
Intersegment sales                   (4,621)                  (471)
                                     ------                 ------
                                     24,032                  1,545

Cost of sales                         5,916     21%            190
Intersegment sales                   (4,520)                  (370)
                                     ------                 ------
                                      1,396                   (180)

Gross margin                         22,636     79%          1,725

Gross margin percentage               79.4%

SG&A expense                          2,650      9%            (62)
R&D expense                           4,164     15%            201
Amortization expense                    400      1%            (84)
Interest income                        (406)    (1%)            86
                                     ------    ----         ------
                                      6,808     24%            141
                                     ------    ----         ------
Pretax result                        15,828     55%          1,584
                                     ======    ====         ======


                               R&D SYSTEMS EUROPE
                         (in thousands of Br. pounds)

                                                       Increase (Decrease)
                                       Fiscal 2004       From FY 2003
                                    -----------------  ------------------
                                     First   Percent        First
                                    Quarter  Of Sales      Quarter
                                    -------  --------      -------
Sales                                 5,980    100%            663
Intersegment sales                       --                      9
                                     ------                 ------
                                      5,980                    672

Cost of sales                         3,040     51%           (157)
                                     ------    ----         ------
Gross margin                          2,940     49%            820

Gross margin percentage               49.2%

SG&A expense                          1,050     18%             17
Interest income                        (127)    (2%)           (23)
Exchange loss/(gain)                    (49)    (1%)           (80)
                                     ------    ----         ------
                                        874     15%            (86)
                                     ------    ----         ------
Pretax result                         2,066     35%            906
                                     ======    ====         ======


                                R&D SYSTEMS EUROPE
                               (in thousands of $'s)

                                                       Increase (Decrease)
                                       Fiscal 2004       From FY 2003
                                    -----------------  ------------------
                                     First   Percent        First
                                    Quarter  Of Sales      Quarter
                                    -------  --------      -------
Sales                                 9,680    100%          1,379
Intersegment sales                       --                     14
                                     ------                 ------
                                      9,680                  1,393

Cost of sales                         4,921     51%            (71)
                                     ------    ----         ------
Gross margin                          4,759     49%          1,450

Gross margin percentage               49.2%

SG&A expense                          1,700     18%             88
Interest income                        (206)    (2%)           (43)
Exchange loss/(gain)                    (84)    (1%)          (133)
                                     ------    ----         ------
                                      1,410     15%            (88)
                                     ------    ----         ------
Pretax result                         3,349     35%          1,538
                                     ======    ====         ======


                              CORPORATE AND OTHER (1)
                                (in thousands of $'s)

                                                       Increase (Decrease)
                                    Fiscal 2004           From FY 2003
                                    -----------------  ------------------
                                         First               First
                                        Quarter             Quarter
                                        -------             -------
Interest income                            37                  2
Rental income                              19                 19
                                        -----                ---
                                           56                 21

SG&A expense                              342                115
R&D-CCX losses                            436                (83)
R&D-DGI losses                            172                 (6)
Interest expense                          175               (148)
Building expense                          181                 80
                                        -----                ---
                                        1,306                (42)
                                        -----                ---
Pretax result                          (1,250)                63
                                        =====                ===

(1) Unallocated corporate expenses and Techne's share of losses by ChemoCentryx, Inc. (CCX) and Discovery Genomics, Inc. (DGI)